UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed on Item 1.01 of the Current Report on Form 8-K of Catalent, Inc. (“Catalent”) filed on September 19, 2017, on September 18, 2017, Catalent Pharma Solutions, Inc., a wholly owned subsidiary of Catalent (the “Buyer” and, together with Catalent and Catalent’s other direct and indirect subsidiaries, the “Company”), entered into an Interest Purchase Agreement (the “Acquisition Agreement”) with Cook Pharmica LLC, an Indiana limited liability company (“Cook Pharmica”), Cook Group Incorporated, an Indiana corporation (the “Seller”) and, solely for purposes of Section 7.19 of the Acquisition Agreement, Catalent.

Pursuant to the terms and conditions of the Acquisition Agreement, at the closing, the Buyer will acquire 100% of the outstanding equity interests of Cook Pharmica (the “Acquisition”). The aggregate purchase price payable by the Buyer is $950 million in cash, of which (i) $750 million is payable on the closing date, subject to customary purchase price adjustments related to, among other things, the amount of Cook Pharmica’s working capital (the “Closing Payment”) and (ii) $200 million is payable in $50 million installments, without interest, on each anniversary of the closing date over a period of four years (the “Deferred Purchase Consideration”).

The Company currently anticipates closing the Acquisition in the fourth quarter of this calendar year.

The Company expects to finance the Closing Payment with the net proceeds of a public offering of its common stock (the “Equity Offering”) and a private offering of a new issue of notes (the “Debt Offering,” and, together with the Equity Offering, the “Financing Transactions”) and will pay any remaining portion of the Closing Payment with cash on hand. In a preliminary prospectus supplement dated September 25, 2017 to be distributed to prospective investors in connection with the Equity Offering, the Company intends to provide certain risk factors related to the Acquisition that update and supplement the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed on August 28, 2017 with the Securities and Exchange Commission (the “Commission”). These risk factors are reproduced under Item 9.01 below and incorporated herein by reference.

In connection with the Acquisition, the Seller has prepared historical financial information for Cook Pharmica. Cook Pharmica was historically managed together with certain other legal entities that are not being acquired in the Acquisition.

This Current Report on Form 8-K is being filed in connection with the Acquisition to provide the financial statements of Cook Pharmica and pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference.

Cautionary Note Concerning Forward-Looking Statements

This release contains both historical and forward-looking statements, including concerning the closing of the agreement to purchase Cook Pharmica and the financing that Catalent intends to obtain to finance the Closing Payment. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe the Company’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: antitrust or other regulatory actions that may delay or interfere with the closing of the acquisition or result in other changes to the Company’s business; other unanticipated events that may prevent a closing of the acquisition or may make it more difficult to realize the anticipated benefits of the transaction; an inability to complete the anticipated financing on the anticipated terms, or at all; participation in a highly competitive market and increased competition may adversely affect the business of the Company or of Cook Pharmica; demand for the Company’s or Cook Pharmica’s offerings which depends in part on their customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the results of operations, financial condition, liquidity and cash flows of the Company or Cook Pharmica; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to the operations of the Company and Cook Pharmica; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products the Company and Cook Pharmica manufacture, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar and other foreign currencies including as a result of the recent U.K. referendum to exit from the European Union; adverse tax legislation initiatives or challenges to the Company’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions and other transactions that may complement or expand the business of the Company or divest of non-strategic businesses or assets and the Company’s ability to successfully integrate acquired business and realize anticipated benefits of such acquisitions; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations; additional cash contributions required to fund the Company’s existing pension plans; substantial leverage resulting in the limited ability of the Company to raise additional capital to fund operations and react to changes in the economy or in the industry, exposure to interest rate risk to the extent of the Company’s variable rate debt and preventing the Company from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed August 28, 2017 with the Commission and the risk factors under item 9.01 below and incorporated by herein by reference. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical audited balance sheet of Cook Pharmica as of December 31, 2016 and the related audited statement of income, statement of parent company net investment in Pharmica and statement of cash flows for the year ended December 31, 2016, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The historical unaudited balance sheet of Cook Pharmica as of June 30, 2017 and the related unaudited statement of income, statement of parent company net investment in Pharmica and statement of cash flows for the six months ended June 30, 2017 and 2016, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference:

•	unaudited pro forma condensed combined balance sheet as of June 30, 2017;

•	unaudited pro forma condensed combined statement of operations for the year ended June 30, 2017;

•	notes to the unaudited pro forma condensed combined financial statements.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited balance sheet of Cook Pharmica as of December 31, 2016 and the related audited statement of income, statement of parent company net investment in Pharmica and statement of cash flows for the year ended December 31, 2016, together with the notes thereto and the independent auditor’s report thereon.

99.2	Unaudited balance sheet of Cook Pharmica as of June 30, 2017 and the related unaudited statement of income, statement of parent company net investment in Pharmica and statement of cash flows for the six months ended June 30, 2017 and 2016, together with the notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information, together with the notes thereto.

99.4	Risk Factors relating to the Acquisition.

EXHIBIT LIST

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited balance sheet of Cook Pharmica as of December 31, 2016 and the related audited statement of income, statement of parent company net investment in Pharmica and statement of cash flows for the year ended December 31, 2016, together with the notes thereto and the independent auditor’s report thereon.

99.2	Unaudited balance sheet of Cook Pharmica as of June 30, 2017 and the related unaudited statement of income, statement of parent company net investment in Pharmica and statement of cash flows for the six months ended June 30, 2017 and 2016, together with the notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information, together with the notes thereto.

99.4	Risk Factors relating to the Acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel and Secretary

Date: September 25, 2017